UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2022

Larimar Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36510	20-3857670
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Bala Plaza East, Suite 506 Bala Cynwyd, Pennsylvania	19004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 511-9056

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LRMR	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 10, 2022 (the “Grant Date”), Larimar Therapeutics, Inc. (the “Company”) granted retention awards consisting of options to purchase shares of the Company’s common stock (the “Options”) to Carole Ben-Maimon, M.D., the Company’s Chief Executive Officer (40,000 Options), and Michael Celano, the Company’s Chief Financial Officer (20,000 Options). The Options vest 25% on the first anniversary of the Grant Date, with the remaining 75% vesting in 36 equal monthly installments thereafter. The Options were granted pursuant to the Company’s 2020 Equity Incentive Plan.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 10, 2022, the Company held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) virtually. As of April 4, 2022, the record date for the Annual Meeting, there were 17,710,450 outstanding shares of the Company’s common stock, par value $0.001 per share, entitled to vote at the Annual Meeting. The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting, which are described in detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the U.S. Securities and Exchange Commission on April 12, 2022.

Proposal 1 – Election of Class II Director. Thomas E. Hamilton was elected to the Board of Directors as a Class II director to serve until the Company’s 2025 Annual Meeting of Stockholders and until his successor, if any, is duly elected and qualified or appointed, or his earlier death, resignation, or removal, as follows:

For	Withheld	Broker Non-Votes
10,706,016	4,054,348	1,129,162

Proposal 2 – Approval, on an advisory basis, of the compensation of the Company’s named executive officers in 2021. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers in 2021, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,936,241	49,830	774,980	1,129,162

Proposal 3 – Ratification of Independent Registered Public Accountant. The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year was ratified, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,888,293	1,558	362	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Larimar Therapeutics, Inc.

By:	/s/ Carole S. Ben-Maimon, M.D.
Name:	Carole S. Ben-Maimon, M.D.
Title:	President and Chief Executive Officer

Date: May 12, 2022